UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
SEPTEMBER 3, 2014
DATE OF REPORT
(DATE OF EARLIEST EVENT REPORTED)

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AMAZON.COM, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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DELAWARE	000-22513	91-1646860
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NO.)
410 TERRY AVENUE NORTH, SEATTLE, WASHINGTON 98109-5210
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)
(206) 266-1000
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.	3

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.	3

SIGNATURES	4

EXHIBIT INDEX	5

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On September 3, 2014, Amazon.com, Inc. (the “Company”) announced that Thomas J. Szkutak, Senior Vice President and Chief Financial Officer, plans to retire from the Company in June 2015, and Brian T. Olsavsky, the Company’s current Vice President of Finance for the Company’s global consumer business, will succeed Mr. Szkutak as Chief Financial Officer.  Mr. Olsavsky, age 51, joined Amazon in April 2002 as Vice President of Finance, and has held numerous financial leadership roles across Amazon with global responsibility. A copy of the press release containing the announcement is included as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated September 3, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMAZON.COM, INC. (REGISTRANT)

By:	/s/ David A. Zapolsky
David A. Zapolsky
Senior Vice President

Dated: September 3, 2014

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated September 3, 2014.

5